UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

ARROW ELECTRONICS INC

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9201 East Dry Creek Road,	Centennial,	CO	80112
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On March 23, 2021, Arrow Electronics, Inc. (the “Company”) sent a notice to participants in the Arrow Electronics Savings Plan (the “401(k) Plan”) informing them that the 401(k) Plan would be modifying the investment alternatives in the 401(k) Plan to remove Company common stock (“Common Stock”) as an investment option. The notice identified blackout periods during which participants in the 401(k) Plan will be temporarily unable to access their accounts to move money from the Arrow Electronics ESOP Company Stock Fund or request withdrawals or distributions from their plan account. The blackout periods will be from 1:00 p.m. (Eastern Time) on April 30, 2021 and ending the week of May 10, 2021, from 1:00 p.m. (Eastern Time) on August 31, 2021 and ending the week of September 13, 2021, and from 1:00 p.m. (Eastern Time) on December 20, 2021 and ending the week of December 27, 2021 (the “Blackout Periods”). On March 23, 2021, the Company sent a blackout restriction notice (the “BTR Notice”) to its directors and executive officers informing them that, because the restrictions during the Blackout Periods include restrictions on investment changes involving the Common Stock held in the 401(k) Plan, they would be prohibited during the Blackout Periods, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s rules promulgated thereunder, from purchasing and selling shares of the Company’s Common Stock (including derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer, subject to limited exceptions.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to applicable regulations, directors and executive officers of the Company may obtain, without charge, information regarding the Blackout Periods, including the actual ending date of each Blackout Period, by contacting the Company’s Corporate Secretary, Carine Jean-Claude, at Arrow Electronics, Inc., 9201 East Dry Creek Road, Centennial, Colorado 80112, (303) 824-4000, before and during each Blackout Period and for a period of two years thereafter.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

99.1	Notice to Executive Officers and Directors of Arrow Electronics, Inc. regarding 401(k) Plan Blackout Periods and Trading Restrictions.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	March 23, 2021	By:	/s/ Carine Jean-Claude
		Name:	Carine Jean-Claude
		Title:	Vice President and Interim Chief Legal Officer